SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2005
MERCURY AIR GROUP, INC.
(Exact name of Registrant as specified in Charter)

DELAWARE	1-7134	11-1800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
5456 McConnell Avenue, Los Angeles, CA 90066
(Address of Principal Executive Offices/Zip Code)
Registrant’s telephone number, including area code: (310) 827-2737
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Loan Agreement dated September 7, 2005
Press Release dated September 9, 2005

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On September 7, 2005, (the “Closing Date”) Mercury Air Group, Inc., along with its affiliates (the “Company”) and Bank of America, N.A. (the “Bank”) entered into an amended and restated loan and security agreement (the “Credit Facility”), which expires on September 6, 2007, or earlier under certain conditions, providing for cash advances up to the lesser of $45,000,000 or the Borrowing Base, including a letter of credit subfacility not to exceed $22,500,000. The Borrowing Base, as defined in the Credit Facility, will be determined monthly and is the sum of: (1) 85% of the Net Amount of Eligible Accounts, other than Accounts owing by the U.S. federal government, plus (2) 85% of the Net Amount of Eligible Accounts owing by the U.S. federal government, but not to exceed $4,000,000, plus (3) 85% of the Net Amount of Eligible Foreign Accounts, but not to exceed $6,000,000, minus (4) Reserves. Based upon the results of the Bank’s pre-funding audit, the net revolver availability as of the Closing Date on the Credit Facility was approximately $38,991,716. The Credit Facility will bear interest equal to either LIBOR plus 225 basis points, or the Bank’s prime rate plus 50 basis points.
     The Credit Facility contains certain financial covenants, among them a covenant which will require the Company to maintain, in the event Unused Availability is less than $8,000,000, minimum Fixed Charge Coverage Ratios, as defined in the agreement. The Credit Facility also limits the amount the Company can expend during any fiscal year for (1) capital expenditures and (2) cash dividends and stock repurchases and limits the amount of additional debt the Company can incur for transactions not considered to be in the ordinary course of the Company’s business. The Credit Facility is secured by substantially all of the Company’s assets.
     On September 9, 2005, the Company issued a press release announcing the opening of the Credit Facility. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.
10.1	Amended and Restated Loan and Security Agreement dated as of September 7, 2005 by and among Bank of America N.A., Mercury Air Group, Inc. and certain of its subsidiaries.

99.1	Press Release of Mercury Air Group, Inc., dated September 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005	MERCURY AIR GROUP, INC.
	By:	/s/ Kent Rosenthal
Kent Rosenthal
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX
10.1	Amended and Restated Loan and Security Agreement dated as of September 7, 2005 by and among Bank of America N.A., Mercury Air Group, Inc. and certain of its subsidiaries.

99.1	Press Release of Mercury Air Group, Inc., dated September 9, 2005.